UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2025

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

One June 30, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Entero Therapeutics, Inc. (the “Company”), the stockholders voted on the five proposals listed below and approved each proposal. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 4, 2025 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.	The stockholders elected each of Edward J. Borkowski, Richard Paolone, Eric Corbett, Manpreet Uppal and Jack Syage to serve on the Company’s board of directors for a term of one year expiring at the annual meeting of stockholders to be held in 2026 or until their respective successors are duly elected and qualified. The tabulation of votes with respect to the election of such directors was as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Edward J. Borkowski	469,379	38,279	1,328,218
Richard Paolone	450,118	57,540	1,328,218
Eric Corbett	450,123	57,535	1,328,218
Manpreet Uppal	449,544	58,114	1,328,218
Jack Syage	434,283	73,375	1,328,218

2.	The stockholders voted to approve the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a specific ratio, ranging from 1:2 to 1:20, at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders. The tabulation of votes with respect to this proposal was as follows:

Vots For	Votes Aginst	Abstension

1,491,305	338,151	6,420

3.	The stockholder voted to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

Vots For	Votes Aginst	Abstension	Broker Non-Votes

415,176	77,434	15,048	1,328,218

4.	The stockholders voted to approve the ratification of the appointment of Machias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. The tabulation of votes with respect to this proposal was as follows:

Vots For	Votes Aginst	Abstension

1,697,355	124,752	13,769

5.	The stockholders approved the adjournment of the Annual Meeting to the extent that there were insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals. The tabulation of votes with respect to this proposal was as follows:

Vots For	Votes Aginst	Abstension

1,604,274	225,916	5,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

July 2, 2025	By:	/s/ Richard Joel Paolone
	Name:	Richard Joel Paolone
	Title:	Interim Chief Executive Officer